UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2004


                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)


                                      MAINE
                 (State or other jurisdiction of incorporation)



         01-28190                                        01-0413282
(Commission file number)                     (IRS employer identification no.)


                       Two Elm Street, Camden, Maine 04843
               (Address of principal executive offices) (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)


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Item 7 - Financial Statements and Exhibits


            (c)        Exhibits.

                       99.1        Second quarter 2004 earnings press release



Item 12 - Results of Operations and Financial Condition

Camden National Corporation releases a press release announcing earnings for the second quarter of 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                             CAMDEN NATIONAL CORPORATION



                                         By: /s/ Gregory A. Dufour
Date: July 27, 2004                          -----------------------------------
                                             Gregory A. Dufour
                                             Chief Banking Officer and Principal
                                             Financial & Accounting Officer